                      [SUTTON ROBINSON FREEMAN LETTERHEAD]

                          INDEPENDENT AUDITOR'S REPORT


To the Shareholders of
Clear Image, Inc.
Danvers, Massachusetts

We have audited the accompanying consolidated balance sheet of Clear Image, Inc. (a development stage company) as of December 31, 2006 and the related statements of operations, shareholders' equity, and cash flows for the years ended December 31, 2006 and 2005. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit and the report of the other auditors provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Clear Image, Inc. as of December 31, 2006, and the results of its consolidated operations and its cash flows for the years ended December 31, 2006 and 2005 and for the period from October 6, 1998 (inception) to December 31, 2006 in conformity with accounting principles generally accepted in the United States.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has suffered recurring losses from operations and has a net capital deficiency, which raises substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Sutton Robinson Freeman & Co., P.C.
---------------------------------------
Sutton Robinson Freeman & Co., P.C.
Certified Public Accountants

Tulsa, Oklahoma
June 8, 2007

                                Clear Image, Inc.
                          (A Development Stage Company)

                           Consolidated Balance Sheet
                                December 31, 2006



                 ASSETS
Current assets
Cash                                                                     42,163
                                                                    -----------

TOTAL ASSETS                                                        $    42,163
                                                                    ===========

       LIABILITIES AND SHAREHOLDERS' DEFICIT
Current liabilities
Accounts Payable                                                    $    31,206
Accrued Liabilities- Related Party (Notes 3 and Note 7)                  50,900
                                                                    -----------
   Total current liabilities                                             82,106
                                                                    -----------

Shareholders' deficit
Preferred stock, $0.001 par value,
  5,000,000 shares authorized;  no shares issued and outstanding             --
Common stock, $0.001 par value,
  45,000,000 shares authorized;
  15,503,539 shares issued and outstanding (Note 6)                      15,503
Paid in capital                                                       7,033,298
Deficit accumulated during the development stage                     (7,088,744)
                                                                    -----------
Net capital deficiency                                                  (39,943)
                                                                    -----------

TOTAL LIABILITIES AND SHAREHOLDERS' DEFICIT                         $    42,163
                                                                    ===========


The accompanying notes are an integral part of the financial statements

                                    Clear Image, Inc.
                              (A Development Stage Company)

                          Consolidated Statements of Operations
              From Inception (October 6, 1998) through December 31, 2006 and
                      For the Years Ended December 31, 2006 and 2005


                                       From inception
                                     (October 6, 1998)             Years Ended
                                         through         -------------------------------
                                        December 31,      December 31,      December 31,
                                           2006              2006              2005
                                       -------------     -------------     -------------

Revenue                                $          --     $          --     $          --

EXPENSES
Research and development                     930,439            82,400           205,200
Purchased research and development         1,150,000                --                --
Accounting and Legal Services                195,255            63,500             4,160
Consulting Fees                            2,308,773           300,187           957,000
Value of services contributed              1,960,000                --                --
General and administrative                   404,359           118,817            10,760
                                       -------------     -------------     -------------
   Total operating expenses                6,948,826           564,904         1,177,120
                                       -------------     -------------     -------------

Operating loss                            (6,948,826)         (564,904)       (1,177,120)

Interest expense                             231,572            33,444           126,800
                                       -------------     -------------     -------------

Net loss                               $  (7,180,398)    $    (598,348)    $  (1,303,920)
                                       =============     =============     =============

Weighted average shares outstanding        9,217,880        13,414,556        12,630,707
                                       =============     =============     =============

Net loss per share                     $       (0.78)    $       (0.04)    $       (0.10)
                                       =============     =============     =============


The accompanying notes are an integral part of the financial statements

                                            2

                                              Clear Image, Inc.
                                        (A Development Stage Company)

                                    Consolidated Statements of Cash Flows
                       From Inception (October 6, 1998) through December 31, 2006, and
                                For the Years Ended December 31, 2006 and 2005


                                                               From Inception           Years Ended
                                                              (October 6, 1998)  ---------------------------
                                                                to December 31,  December 31,    December 31,
                                                                    2006             2006            2005
                                                                 -----------     -----------     -----------
OPERATING ACTIVITIES
Net loss                                                         $(7,180,397)    $  (598,348)    $(1,303,919)
Plus non-cash charges to earnings:
  Purchased research and development                               1,150,000              --              --
  Amortization of sponsored research and license agreements          395,990              --              --
  Value of common stock issued for services                          647,000         392,000         255,000
  Value of common stock issued in financing transaction              125,000              --         125,000
  Value of common stock options granted to
     non-employees for services                                       58,250              --              --
  Value of common stock payable to non-employees for services        280,000              --              --
  Value of services contributed by employees                       1,960,000              --              --
  Other                                                               19,433              --              --
Change in working capital accounts:
  Related party receivables                                               --              --              --
  Prepaid expenses                                                        --          33,444         (33,444)
  Due to Tom O'Brien                                                 348,000              --         105,500
  Due to Ron Wheet                                                   480,000              --         480,000
  Accounts Payable                                                    90,756          30,029          41,176
  Accrued rental obligation                                               --              --              --
  Accrued liabilities                                                 50,900              --              --
  Accrued legal fees                                                      --              --              --
  Amount due to University of South Florida                               --              --              --
  Interest payable                                                        --              --         (26,300)
                                                                 -----------     -----------     -----------
      Total operating activities                                  (1,575,068)       (142,875)       (356,987)
                                                                 -----------     -----------     -----------

FINANCING ACTIVITIES
Loans from shareholders                                              686,366         100,000              --
Note payable                                                         350,000              --         350,000
Repayment of loans from related parties                             (514,145)             --         (50,220)
Sale of common stock for cash
  To founders                                                          5,110              --              --
  To third-party investors                                         1,613,800              --         113,250
  Less:  issue costs                                                (228,500)             --         (32,700)
                                                                 -----------     -----------     -----------
      Total financing activities                                   1,912,631         100,000         380,330
                                                                 -----------     -----------     -----------

INVESTING ACTIVITIES
Cash acquired in DIET Transaction                                    100,000              --              --
Payment of license and sponsored research obligations               (395,400)             --              --
                                                                 -----------     -----------     -----------
Total investing activities                                          (295,400)             --              --
                                                                 -----------     -----------     -----------

Change in cash                                                        42,163         (42,875)         23,343
Cash at beginning of period                                               --          85,038          61,695
                                                                 -----------     -----------     -----------
Cash at end of period                                            $    42,163     $    42,163     $    85,038
                                                                 ===========     ===========     ===========

Supplemental cash flow information:
Cash paid for interest                                           $    88,933     $        --     $    35,000
                                                                 ===========     ===========     ===========



The accompanying notes are an integral part of the financial statements

                                                      3

                                                          Clear Image, Inc.
                                                    (A Development Stage Company)

                                           Consolidated Statements of Shareholders' Equity
                                     From Inception (October 6, 1998) through December 31, 2006

                                                                                                         Deficit
                                                                                                       Accumulated
                                                                         Common                         During the
                                        Shares of         Common        Stock to         Paid In       Development
                                          Stock           Stock         be Issued        Capital          Stage            Total
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at October 6, 1998 (Inception)           --    $         --    $         --    $         --    $         --    $         --

Common stock issued to founders           5,110,000           5,110              --              --              --           5,110
Common stock issued to
  inventor for services                      50,000              50              --              --              --              50
Common stock issued in Merger               540,000             540              --              --              --             540
Common stock issued for cash:
    To third-party investors                194,875             195              --         389,555              --         389,750
    Less issue costs                             --              --              --         (71,650)             --         (71,650)
Value of services contributed
  by employees                                   --              --              --         350,000              --         350,000
Value of stock options granted to
  non-employees for services                     --              --              --             250              --             250
Net Loss through December 31, 1999               --              --              --              --        (702,674)       (702,674)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December  31, 1999             5,894,875    $      5,895    $         --    $    668,155    $   (702,674)   $    (28,624)

Common stock issued for cash:
    To third-party investors                217,125             217              --         434,033              --         434,250
    Less issue costs                             --              --              --         (85,850)             --         (85,850)
Exercise of Options                       1,750,000           1,750              --              --           1,750
Value of services contributed
  by employees                                   --              --              --         410,000              --         410,000
Value of stock options granted to
  non-employees for services                     --              --              --          58,000              --          58,000
Value of common stock payable to
  non-employees for services                     --              --         245,000              --              --         245,000
Net Loss through December 31, 2000               --              --              --              --      (1,044,783)     (1,044,783)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December  31, 2000             7,862,000    $      7,862    $    245,000    $  1,484,338    $ (1,747,457)   $    (10,257)

Common stock issued for cash:
    To third-party investors                 76,600              77              --         191,423              --         191,500
    Less issue costs                             --              --              --         (38,300)             --         (38,300)
Value of services contributed
  by employees                                   --              --              --         400,000              --         400,000
Value of stock granted to
  non-employees for services                     --              --          35,000              --              --          35,000
Value of common stock payable to
  non-employees for services                140,000             140        (280,000)        279,860              --              --
Net Loss through December 31, 2001               --              --              --              --        (796,591)       (796,591)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2001              8,078,600    $      8,079    $         --    $  2,317,321    $ (2,544,048)   $   (218,648)

Value of services contributed
  by employees                                   --              --              --         400,000              --         400,000
DIET Acquisition                            500,000             500              --       1,249,500              --       1,250,000
Common stock issued for cash:
    To third-party investors                 51,000              51              --         127,449              --         127,500
    Less issue costs                             --              --              --              --              --               0
Net Loss through December 31, 2002                                                                       (1,824,993)     (1,824,993)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2002              8,629,600    $      8,630    $         --    $  4,094,270    $ (4,369,041)   $   (266,141)

Value of services contributed
  by employees                                                                              400,000                         400,000
Common stock issued for cash:                                                                                                     0
    To third-party investors              1,125,000           1,125              --         187,425              --         188,550
Net Loss through December 31, 2003                                                                         (634,077)       (634,077)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2003              9,754,600    $      9,755    $         --    $  4,681,695    $ (5,003,118)   $   (311,668)
                                       ============    ============    ============    ============    ============    ============

Common stock issued for cash:
    To third-party investors                444,000             444              --         166,806              --         167,250
Net Loss through December 31, 2004                                                                       (1,303,920)     (1,303,920)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2004             10,198,600    $     10,199    $         --    $  4,848,501    $ (6,307,038)   $ (1,448,338)
                                       ============    ============    ============    ============    ============    ============

Common stock issued for cash:
    To third-party investors                453,000             453              --         112,797              --         113,250
    Less issue costs                              0               0              --         (32,700)                        (32,700)
Common stock issued for services          2,040,000           2,040                         252,960                         255,000
Common stock issued in connection
  with Dr. Beahm note                       500,000             500                         124,500                         125,000
Write-off of accrued liabilities             91,654          91,654
Net Loss through December 31, 2005                                                                         (275,012)       (275,012)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2005             13,191,600    $     13,192    $         --    $  5,306,058    $ (6,490,396)   $ (1,171,146)

Common Stock issued for services          1,608,814    $      1,609    $         --    $  1,277,942    $         --       1,279,551
Common Stock issued as payment
  of Dr. Beahm note                         703,125    $        703    $    449,297    $         --         450,000

Net Loss through December 31, 2006     $   (598,348)       (598,348)
                                       ------------    ------------    ------------    ------------    ------------    ------------

Balance at December 31, 2006             15,503,539    $     15,504    $         --    $  7,033,297    $ (7,088,744)   $    (39,943)
                                       ============    ============    ============    ============    ============    ============


The accompanying notes are an integral part of the financial statements

                                                                 4

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

NOTE 1-- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         ORGANIZATION AND NATURE OF OPERATIONS
         -------------------------------------
         Clear Image is developing a software process by which gray digital images produced by Magnetic Resonance Imaging machines ("MRIs") are colored with realistic colors and combined using a personal computer for easy viewing and analysis. The software is still in development and is not yet available for sale.

         DEVELOPMENT STAGE OPERATIONS
         ----------------------------
         The Company was incorporated on October 6, 1998, under the laws of the state of Oklahoma. Since inception, the Company's primary focus has been raising capital to develop the Color MRI software .

         PRINCIPLES OF CONSOLIDATION
         ---------------------------
         The consolidated financial statements include the accounts of the Company and its subsidiaries, all of which are wholly owned. All material intercompany accounts and transactions are eliminated in consolidation. At December 31, 2005, the Company had one inactive subsidiary.

         STOCK-BASED COMPENSATION
         ------------------------
         Effective January 1, 2003, the Company prospectively adopted the fair value method of accounting for stock compensation. The Company recognizes compensation expense based on the straight-line method. The adoption of Statement of Financial Accounting Standards No. 123, Accounting for Stock-Based Compensation (SFAS No. 123), had no significant impact on the Company's consolidated financial statements for the years ended December 31, 2005, 2004, and 2003.

         Until January 1, 2003, the Company had elected to follow Accounting Principles Board Opinion No. 25, Accounting for Stock Issued to Employees (APB No. 25), and related Interpretations in accounting for stock compensation. Under APB No. 25, no compensation expense is recognized if the exercise price of stock options equals the market price of the underlying stock on the date of grant.
Note 5 contains a tabular presentation as if the Company had applied the alternative fair value accounting provided for under SFAS No. 123, to all stock options.

         On December 16, 2004, the FASB issued Statement of Financial Accounting Standards No. 123 (revised 2004), Share-Based Payment (SFAS No. 123(R)), which is a revision of SFAS No. 123. SFAS No. 123(R) supersedes APB No. 25, Accounting for Stock Issued to Employees, and amends FASB Statement No. 95, Statement of Cash Flows. Generally, the approach in SFAS No. 123(R) is similar to the approach described in SFAS No. 123. However, SFAS No. 123(R) requires all share-based payments to employees, including grants of employee stock options, to be recognized in the income statement based on their fair values. Pro forma disclosure is no longer an alternative. The Company adopted SFAS No. 123(R) on January 1, 2006.

         INCOME TAXES
         ------------
         The Company uses the liability method of accounting for income taxes as set forth in SFAS No. 109, "Accounting for Income Taxes." Under the liability method, deferred taxes are determined based on the differences between the financial statements and tax bases of assets and liabilities at enacted tax rates in effect in the years in which the differences are expected to reverse.

         EARNINGS (LOSS) PER SHARE
         -------------------------
         The Company computes net income (loss) per share in accordance with SFAS No. 128, "Earnings per Share". Under the provisions of SFAS No. 128, basic net income (loss) per share is calculated by dividing net income (loss) available to Common Stockholders for the period by the weighted average shares of Common Stock of the Company outstanding during the period (see Note 9). Diluted net income (loss) per share is computed by dividing the net income
(loss) for the period by the weighted average number of common and common equivalent shares outstanding during the period. The calculation of diluted income (loss) per share of Common Stock assumes the dilutive effect of stock options.

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


         USE OF ESTIMATES
         ----------------
         The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported revenues and expenses during the reporting period. Actual results could differ from those estimates.

         RESEARCH AND DEVELOPMENT ("R&D") COSTS
         --------------------------------------
         Costs related to developing the Color MRI software are expensed as incurred. During the year ended December 31 2005, the Company paid $82,400 in software development expenses.

         NEW ACCOUNTING STANDARDS
         ------------------------
         The Financial Accounting Standards Board ("FASB") periodically issues new accounting standards in a continuing effort to improve standards of financial accounting and reporting. Management has reviewed the recently issued pronouncements and concluded that the following new accounting standards are potentially applicable to the Company.

         In May 2005, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces APB Opinion No. 20, Accounting Changes, and FASB Statement 3, Reporting Accounting Changes in Interim Financial Statements. This statement changes the requirements for the accounting for and reporting of a change in accounting principle, including all voluntary changes in accounting principles. It also applies to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. This statement requires voluntary changes in accounting principles be recognized retrospectively to prior periods' financial statements, rather than recognition in the net income of the current period. Retrospective application requires restatements of prior period financial statements as if that accounting principle had always been used. This statement carries forward, without change, the guidance contained in Opinion 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate. The provisions of SFAS No. 154 are effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005.

         In March 2006, the Financial Accounting Standards Board issued Statement of Accounting Standards No. 156, Accounting for Servicing of Financial Assets (SFAS 156), which amends SFAS 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities. SFAS 156 permits, but does not require, an entity to choose either the amortization method or the fair value measurement method for measuring each class of separately recognized servicing assets and servicing liabilities. The provisions of SFAS No. 156 are effective for fiscal years beginning after September 15, 2006. The Company does not expect the adoption of SFAS 156 to have a material effect on its financial statements and related disclosures.

         In June 2006, the Financial Accounting Standards Board issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement No. 109 (FIN 48). This interpretation clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with FASB Statement No. 109, Accounting for Income Taxes. FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. It also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure, and transition. FIN 48 is effective for fiscal years beginning after December 15, 2006. The Company does not expect the adoption of FIN 48 to have a material effect on its financial statements and related disclosures.

         In September 2006, the FASB issued SFAS No. 157, "Fair Value Measurements " (SFAS 157). This statement defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. SFAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007. The Company is currently evaluating the impact of adopting SFAS 157 on our financial condition and results of operations.

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

         In September 2006, the FASB issued SFAS No. 158, "Employers' Accounting for Defined Benefit Pension and Other Postretirement Plans - an amendment of FASB Statements No. 87, 88, 106 and 132(R)" (SFAS No. 158"). SFAS No. 158 requires an employer that sponsors one or more single-employer defined benefit plans to (a) recognize the overfunded or underfunded status of a benefit plan in its statement of financial position, (b) recognize as a component of other comprehensive income, net of tax, the gains or losses and prior service costs or credits that arise during the period but are not recognized as components of net periodic benefit cost pursuant to SFAS No. 87, "Employers' Accounting for Pensions", or SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions", (c) measure defined benefit plan assets and obligations as of the date of the employer's fiscal year-end, and (d) disclose in the notes to financial statements additional information about certain effects on net periodic benefit cost for the next fiscal year that arise from delayed recognition of the gains or losses, prior service costs or credits, and transition asset or obligation. The Company is currently assessing the impact of adopting SFAS 158 on our financial statements.

NOTE 2-- UNCERTAINTIES

         The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company is in the early stages of development and has not established sources of revenues sufficient to fund the development of business and pay operating expenses, resulting in a net loss of ($7,088,744) for the period from Inception (October 6, 1998) to December 31, 2006.

         Although management intends to obtain the necessary development and operating capital through sales of its Common Stock and the sale of software using the Color MRI Technology, these plans depend on the Company's successful completion of an offering of its Common Stock to raise the capital required to bring the Color MRI Technology to market. There is no assurance that their efforts to raise capital will be successful. Consequently, the ability of the Company to continue as a going concern is doubtful. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

NOTE 3-- ACCRUED LIABILITIES

         As of December 31, 2006, the Company owed $50,900 to Revolutions Medical Corporation (f/k/a/ Maxxon, Inc.) for cash advances made by Maxxon for the payment of Clear Image expenses during 2001. Ron Wheet, one of our directors, became an officer and director of Revolutions Medical Corporation in March, 2005. (See Note 9, "Subsequent Events.")

NOTE 4-- NOTE PAYABLE

         On December 31, 2005, the Company entered into a financing transaction with Dr. Thomas Beahm, who became a director at the time of the transaction. The transaction consisted of a $350,000 unsecured loan to the Company which is due on December 31, 2006 and accrues interest at a rate of 10% per year. One year's interest, or $35,000, was paid to him in advance and is being amortized over a one year period. As of December 31, 2005, approximately $1,556 of prepaid interest was amortized, leaving a prepaid interest balance of $33,444. If the loan is not paid on or before the due date, then the Company is obligated to issue Dr. Beahm 250,000 shares of its common stock per quarter until such time as the loan is repaid in cash. In connection with the financing transaction, the Company issued him 500,000 shares of common stock, the value of which was recorded as interest expense (See Note 5. "Common Stock and Paid in Capital"). In November, 2006, the Company borrowed an additional $100,000 from Dr. Beahm. On December 11, 2006, the Company issued 703,125 shares of its common stock to Dr. Beahm as payment in full of the $450,000 owed him.

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005


NOTE 5-- COMMITMENTS AND CONTINGENCIES

         PAYABLE TO THOMAS O'BRIEN
         -------------------------
         On May 1, 2004, the Company and Thomas O'Brien agreed that he would act as the Company's Interim President. Mr. O'Brien is continuing to be compensated under his existing consulting agreement with the Company, which calls for a $15,000 monthly fee. Pursuant to that agreement, the Company owed Mr. O'Brien $348,000 at December 31, 2005, accrued $180,000 and paid $75,000 during 2006, leaving a balance due of $453,000, which was converted into 575,625 shares of common stock on December 11, 2006.

         PAYABLE TO RON WHEET
         --------------------
         Effective January 1, 2005, the Company and Ron Wheet entered into an agreement wherein Mr. Wheet would be compensated at a rate of $10,000 per month. The Company also agreed to pay Mr. Wheet $360,000 for his past services to the Company. Pursuant to the agreement, the Company owed Mr. Wheet $480,000 at December 31, 2005 and accrued $120,000 during 2006, leaving a balance due of $600,000, which was converted into 750,000 shares of common stock on December 11, 2006.

         OTHER LIABILITIES CONVERTED TO COMMON STOCK
         -------------------------------------------
         On December 11, 2006, approximately $114,551 in liabilities was converted into 143,189 shares of common stock. The liabilities were related to financial accounting and reporting services, of which $55,000 was accrued in 2006 and $59,551 was accrued in prior years.

         SETTLEMENT OR WRITE/OFF OF LIABILITIES
         --------------------------------------
         During 2005, the Company settled the outstanding litigation with its former counsel and his Trust by paying him $76,500 in cash. During 2005, the Company reviewed its accrued liabilities list and determined that approximately $98,000 should be written off because no claim had been asserted and/or the statute of limitation had expired or the likelihood of a claim being asserted was remote.

NOTE 6-- COMMON STOCK AND PAID IN CAPITAL

DESCRIPTION OF COMMON STOCK
---------------------------

         As of December 31, 2006, there were 15,503,539 shares issued and outstanding. A description of the common stock is as follows:

         VOTING RIGHTS. Holders of shares of Common Stock are entitled to one vote per share on all matters submitted to a vote of the shareholders. Shares of Common Stock do not have cumulative voting rights, which means that the holders of a majority of the shareholder votes eligible to vote and voting for the election of the Board of Directors can elect all members of the Board of Directors. Holders of a majority of the issued and outstanding shares of Common Stock may take action by written consent without a meeting.

         DIVIDEND RIGHTS. Holders of record of shares of Common Stock are entitled to receive dividends when and if declared by the Board of Directors. To date, the Company has not paid cash dividends on its Common Stock. Holders of Common Stock are entitled to receive such dividends as may be declared and paid from time to time by the Board of Directors out of funds legally available. The Company intends to retain any earnings for the operation and expansion of its business and does not anticipate paying cash dividends in the foreseeable future. Any future determination as to the payment of cash dividends will depend upon future earnings, results of operations, capital requirements, the Company's financial condition and such other factors as the Board of Directors may consider.

         LIQUIDATION RIGHTS. Upon any liquidation, dissolution or winding up of Image, holders of shares of Common Stock are entitled to receive pro rata all of the assets of the Company available for distribution to shareholders after liabilities are paid and distributions are made to the holders of the Company's Preferred Stock.

         PREEMPTIVE RIGHTS. Holders of Common Stock do not have any preemptive rights to subscribe for or to purchase any stock, obligations or other securities of the Company.

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

COMMON STOCK TRANSACTIONS DURING 2006
-------------------------------------

         On April 4, 2006, the Company issued 70,000 shares each to Mr. Wheet and Mr. O'Brien for services.

         On December 11, 2006, the Company issued 2,171,939 shares of its common stock as payment of various liabilities. Of the shares issued, 703,125 were issued to Dr. Beahm in satisfaction of $450,000 note owed to him by the Company, 750,000 shares were issued to Mr. Wheet in satisfaction of $600,000 owed to him, and 575,625 shares were issued to Mr. O'Brien in satisfaction of $460,500 owed to him.

COMMON STOCK TRANSACTIONS DURING 2005
-------------------------------------

         On January 1, 2005, the Company issued 2,040,000 shares of its common stock for services. Of the shares issued, our director and interim president Tom O'Brien, and our director Ron Wheet, received 1,000,000 shares each. The shares were valued using the most recent offering price of $0.25 per share, less a 50% discount for Rule 144 restrictions. The Company recorded $255,000 in expense related to the shares.

         During February and March of 2005, the Company sold 453,000 shares of its common stock to third party investors for $113,250 in cash and incurred issue costs of $32,700. The issue costs consisted mainly of payments made to Ron Wheet, a director.

         On December 15, 2005, the Company issued 500,000 shares of its common stock in connection with a $350,000 loan from Dr. Thomas Beahm (See Note 4.) The shares were valued at $0.25 per share, based on the most recent offering price, and $125,000 was recorded as interest expense. At the time of the financing transaction, Dr. Beahm also became a director of the Company.

NOTE 7-- STOCK OPTIONS

         On October 14, 1998, the Board of Directors and shareholders approved the adoption of the Clear Image Incentive Stock Option Plan, pursuant to which 3,500,000 shares of Common Stock was reserved. At December 31, 2006, no stock options were granted or outstanding.

NOTE 8-- RELATED PARTY TRANSACTIONS

         During the year ended December 31, 2005, the Company accrued $180,000 pursuant to Mr. O'Brien's compensation agreement and paid $74,500 to him under that agreement. During the year ended December 31, 2006, the Company accrued $180,000 and paid $75,000 to him under that agreement. On December 11, 2006, the Company issued 575,625 shares of its common stock to Mr. O'Brien to satisfy amounts owed to him pursuant to the compensation agreement (See Note 5."Commitments and Contingencies" and Note 6. "Common Stock and Paid In Capital.)

         During the year ended December 31, 2005, the Company accrued $480,000 pursuant to Mr. Wheet's compensation agreement. During the year ended December 31, 2006, the Company accrued $120,000 pursuant to Mr. Wheet's compensation agreement. On December 11, 2006, the Company issued 750,000 shares of its common stock to Mr. Wheet to satisfy amounts owed to him pursuant to the compensation agreement (See Note 5."Commitments and Contingencies" and Note 6. "Common Stock and Paid In Capital.)

         On December 15, 2005, the Company entered into a financing transaction with Dr. Thomas Beahm, who became a director at the time of the transaction (See
Note 4. "Notes Payable" and Note 6. "Common Stock and Paid In Capital"). In November, 2006, the Company borrowed an additional $100,000 from Dr. Beahm and on December 11, 2006, the Company issued 703,125 shares of its common stock to satisfy the $450,000 owed to him pursuant to the note

                                CLEAR IMAGE, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 FOR THE YEARS ENDED DECEMBER 31, 2006 AND 2005

NOTE 9-- SUBSEQUENT EVENT

         On January 26, 2007 Revolutions Medical Corporation entered into a Plan and Agreement of Reorganization with Clear Image Acquisition Corporation ("Acquisition Corp") for the acquisition by the Company of all of the assets of Acquisition Corp in exchange for the issuance by the Company for the benefit of the holders of the Common Stock of Acquisition Corp. of 8,273,788 shares of the Company's Common Stock. The Company will assume the minimal liabilities of Acquisition Corp which are only the costs of Acquisition Corp's liquidation and dissolution. The shares to be issued are not being registered, but are being issued in a private offering under Section 4(2) of the Securities Act. On March 26, 2007, the acquisition was completed.

         Acquisition Corp is a company which was formed by certain shareholders of Clear Image, Inc. ("Clear Image"), an Oklahoma corporation, all of whom are accredited investors, in order to assemble a control block of the shares of Clear Image for the purposes of such a transaction. Accordingly, the sole asset of Acquisition Corp is a block of 9,824,139 shares of the Common Stock of Clear Image. Clear Image is a development stage company which has developed certain proprietary technology and patent pending for (i) differential coloring, by series, of MRI scans and (ii) auto-registration of the scan images. As a private company, however, faced with the substantial competition of the leaders in the field of MRI technology, Clear Image has had difficulty obtaining the necessary working capital to complete the development of commercial components of its technology.

         The Company, in acquiring control of Clear Image, believes that it can provide sufficient working capital to complete commercialization of certain aspects of Clear Image's technology to the point of supporting some licensing or joint venture relationship financially adequate to permit Clear Image to complete the development of the remaining aspects of its technology.